UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2023

TILE SHOP HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35629	45-5538095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14000 Carlson Parkway, Plymouth, Minnesota 55441

(Address of principal executive offices, including ZIP code)

(763) 852-2950

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	TTSH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Tile Shop Holdings, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) online on June 13, 2023, at which a total of 27,912,113 shares (excluding broker non-votes) were present virtually or by proxy. At the Annual Meeting:

1.	Peter H. Kamin and Mark J. Bonney were elected to the Board of Directors of the Company as Class II directors to hold office until the Company’s 2026 Annual Meeting of Stockholders.

2.	The compensation of the Company’s named executive officers was approved, on a non-binding and advisory basis.

The voting results for each such matter were as follows:

1.	Election of directors:

Nominee	For	Withheld	Broker Non-Votes
Peter H. Kamin	26,569,993	1,342,120	5,002,931
Mark J. Bonney	25,504,483	2,407,630	5,002,931

The other members of the Board of Directors whose terms of office continued after the Annual Meeting were Deborah K. Glasser, Linda Solheid, Peter J. Jacullo III and Cabell H. Lolmaugh.

2.	Approval, on a non-binding and advisory basis, of named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
27,673,999	197,058	41,056	5,002,931

On May 25, 2023, the Company filed a supplement to its Definitive Proxy Statement for the Annual Meeting, dated April 20, 2023, indicating that the Audit Committee of the Board of Directors (the “Audit Committee”) had conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the year ending December 31, 2023. As a result of this process, the Audit Committee selected RSM US LLP as the Company’s independent registered accounting firm. On the same day, the Audit Committee approved the dismissal of Ernst & Young LLP as its independent registered public accounting firm. As a result of this dismissal, the Company withdrew Proposal 2 from the meeting agenda of the Annual Meeting, which asked the Company’s stockholders to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. Accordingly, this proposal was not presented or voted upon at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILE SHOP HOLDINGS, INC.

	By:	/s/ Karla Lunan
Date: June 13, 2023	Name:	Karla Lunan
	Title:	Senior Vice President and Chief Financial Officer